UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2014
Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, on June 15, 2014, Level 3 Communications, Inc. (“Level 3”) entered into a definitive agreement to acquire tw telecom inc. (“tw telecom”) in a stock-and-cash transaction. Completion of the tw telecom transaction is subject to, among other things, approval by Level 3 stockholders and tw telecom stockholders. Level 3 expects the tw telecom transaction to occur before the end of 2014, although there can be no assurance as to whether or when the transaction will be completed.

Important Information For Investors And Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed business combination of Level 3 and tw telecom will be submitted to the stockholders of Level 3 and the stockholders of tw telecom for their consideration. Level 3 filed a registration statement on Form S-4 and Level 3 and tw telecom filed a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the SEC) on July 18, 2014. Level 3 and tw telecom will each provide the final joint proxy statement/prospectus to its respective stockholders. Investors and security holders are urged to read the registration statement and the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information about Level 3, tw telecom and the proposed transaction. Investors and security holders will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Level 3 and tw telecom free of charge at the SEC’s website at www.sec.gov. In addition, the joint proxy statement/prospectus, the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus and the other documents filed with the SEC by Level 3 may be obtained free of charge by directing such request to: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 or from Level 3’s Investor Relations page on its corporate website at www.level3.com and the joint proxy statement/prospectus, the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus and the other documents filed with the SEC by tw telecom may be obtained free of charge by submitting a written request to Investor Relations, tw telecom, 10475 Park Meadows Parkway, Littleton, Colorado 80124 or from tw telecom’s Investor Relations page on its corporate website at www.twtelecom.com.

Level 3, tw telecom and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed transactions from the stockholders of Level 3 and from the stockholders of tw telecom, respectively. Information about the directors and executive officers of Level 3 is set forth in the proxy statement on Schedule 14A for Level 3’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2014 and information about the directors and executive officers of tw telecom is set forth in the proxy statement for tw telecom’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2014. Additional information regarding participants in the proxy solicitation may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Cautionary Notice Regarding Forward-Looking Statements

This document, including the documents incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of tw telecom by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; (ii) Level 3’s and tw telecom’s plans, objectives, expectations and intentions; (iii) other statements contained in this communication that are not historical facts; and (iv) other statements identified by words such as expects, anticipates, intends, plans, believes, seeks, estimates, goal, strategy, future, likely, may, should, could, will, and words of similar meaning or similar references to future periods.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based only on current beliefs, assumptions, and expectations regarding the future of our business, including the effects of the proposed acquisition of tw telecom by Level 3, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are inherently subject to significant business, economic and competitive uncertainties, risks, and contingencies, which may include third-party approvals, many of which are beyond our control and are difficult to predict. Therefore, readers of this communication are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

The following factors, among others, could cause our actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger among Level 3, tw telecom, Saturn Merger Sub 1, LLC and Saturn Merger Sub 2, LLC (the Merger Agreement); (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain the required stockholder approvals; (3) the inability to satisfy the other conditions specified in the Merger Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (4) the inability to successfully integrate our business with tw telecom’s business or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of Level 3 and tw telecom, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, tw telecom or others following announcement of the Merger Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or tw telecom may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect our business or the combined business’ results of operations and financial condition include, but are not limited to: a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; continued uncertainty in the global financial markets and the global economy; disruptions in the financial markets that could affect our ability to obtain additional financing; and our ability to: increase revenue from the services we offer; successfully use new technology and information systems to support new and existing services; prevent process and system failures that significantly disrupt the availability and quality of the services that we provide; prevent our security measures from being breached, or our services from being degraded as a result of security breaches; develop new services that meet customer demands and generate acceptable margins; effectively manage expansions to our operations; provide services that do not infringe the intellectual property and proprietary rights of others; attract and retain qualified management and other personnel; and meet all of the terms and conditions of debt obligations.

Discussions of additional factors, risks, and uncertainties can be found within Level 3’s and tw telecom’s respective filings with the Securities and Exchange Commission. Statements in this communication should be evaluated in light of these important factors, risks, and uncertainties. Any forward-looking statement made in this communication is based only on information currently available and speaks only as of the date on which it is made. Except for the ongoing obligation to disclose material information under the federal securities laws, neither Level 3 nor tw telecom undertake any obligation to, and each expressly disclaim any such obligation to, update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time to reflect new information, circumstances, events or otherwise that occur after the date such forward-looking statement is made unless required by law.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 of tw telecom are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference; and the unaudited condensed consolidated financial statements as of March 31, 2014 and December 31, 2013 and for the periods ended March 31, 2014 and 2013 of tw telecom are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Level 3 as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013, giving effect to the tw telecom transaction, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c) Shell Company Transactions

Not applicable

(d) Exhibits

23.1 Consent of Ernst & Young LLP.

99.1 Audited consolidated financial statements of tw telecom as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.2 Unaudited condensed consolidated financial statements of tw telecom as of March 31, 2014 and December 31, 2013 and for the periods ended March 31, 2014 and 2013.

99.3 Unaudited pro forma condensed combined financial statements of Level 3 as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By: /s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: August 7, 2014

Exhibit Index
Exhibit             Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of tw telecom as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.2	Unaudited condensed consolidated financial statements of tw telecom as of March 31, 2014 and December 31, 2013 and for the periods ended March 31, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial statements of Level 3 as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.

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